[ALL-STAR EQUITY FUND(SM) LOGO]


SECOND QUARTER REPORT 2001



[GRAPHIC]



LIBERTY ALL-STAR EQUITY FUND                            A BRIGHTER WAY TO INVEST

LIBERTY ALL-STAR EQUITY FUND

FUND STATISTICS AND PERFORMANCE                     2ND QUARTER 2001                 YEAR-TO-DATE
-----------------------------------------------------------------------------------------------------
Period End Net Asset Value (NAV)                          --                           $11.98

Period End Market Price                                   --                           $13.10

Period End Premium                                        --                              9.3%

Dividends Paid                                           $0.31                           $0.64

Market Price Trading Range                          $11.50 to $13.55              $11.50 to $13.57

Premium/(Discount) Range                              4.0% to 10.4%                (5.1)% to 10.4%

Shares Valued at NAV                                      6.8%                           (7.3)%

Shares Valued at NAV
with Dividends Reinvested                                 6.8%                           (7.2)%

Shares Valued at Market Price
with Dividends Reinvested                                 9.6%                           11.6%

Lipper Growth and Income
Mutual Fund Average                                       5.3%                           (3.8)%

Lipper Large-Cap Core
Mutual Fund Average                                       4.9%                           (8.6)%

S&P 500 Index                                             5.9%                           (6.7)%

Figures shown for the Fund and Lipper averages are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged S&P 500 Index are total returns, including income.

                                                              PRESIDENT'S LETTER


FELLOW SHAREHOLDERS:                                                   JULY 2001

The U.S. equity market rebounded during the second quarter. The S&P 500 Index gained 5.9 percent for the period, posting a positive return after four straight losing quarters. Most other indices were in positive territory as well, including those which All-Star compares its own performance. As the table shows, the Lipper Growth and Income Mutual Fund Average advanced 5.3 percent and another Lipper benchmark, the Lipper Large-Cap Core Mutual Fund Average - about which I will say more in this letter - rose 4.9 percent.

     While we believe the market made progress over the quarter, the S&P 500 Index is still down 6.7 percent for the first half of the year and concern remains over the second half. Clearly, there is a tug-of-war going on between the bulls and the bears. The bulls win on improving leading indicators, rising consumer confidence, a strong housing market and six interest rate reductions by the Federal Reserve Board (and indications that the Fed is ready to do more, if needed). The bears carry the day on weak corporate profits, rising unemployment, a strong dollar (reducing the competitiveness of U.S. goods and services in foreign markets), and slack economies and weak stock markets overseas. There is a belief by many that the decline in corporate profits may be bottoming out and that sequential earnings growth will replace the warnings that investors have been hearing in recent quarters. The old adage is that bull markets have to climb a wall of worry, so the conflicting signals may not be all bad.

     For Liberty All-Star Equity Fund, the second quarter was a good one, both in absolute and relative terms. Fund shares valued at net asset value (NAV) gained 6.8 percent, topping all comparable benchmarks, and shares valued at market price with dividends reinvested gained an even stronger 9.6 percent. The Fund continued to trade at a premium to its NAV, with the quarterly premium ranging between 4.0 and 10.4 percent. Measured against a universe of open-end mutual funds, All-Star ranked in the 22nd percentile of funds in the Lipper Growth and Income Mutual Fund Average and in the 15th percentile of funds in the Lipper Large-Cap Core Mutual Fund Average for the quarter.

     The Lipper Large-Cap Core Mutual Fund Average has been included as another performance comparison. It is a good representation of All-Star's combination of value and growth styles, and since All-Star itself is a "core" holding, it is aligned well with the funds in that universe.

The Core benchmark was one of several new categories introduced by Lipper Inc. in September 1999 in order to better compare funds based on their actual portfolio holdings. We will continue to report the Lipper Growth and Income Mutual Fund Average through a transitional period or until Lipper discontinues its dissemination.

     Turning to other matters, shareholders may have read through various news media the announcement that the asset management businesses of Liberty Financial Companies, Inc. are being acquired by Fleet National Bank, an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Liberty Asset Management Company is among the entities being acquired by Fleet National Bank in a transaction that is scheduled to close later this year, subject to customary conditions. FleetBoston Financial Corporation, the seventh-largest financial holding company in the United States, is a diversified financial services company with more than $200 billion in assets. We look forward to joining the FleetBoston Financial family, and will keep shareholders apprised of developments as they occur.

     In closing, I urge you to read the interview, beginning on page 8, with Susan Byrne, President and Chief Investment Officer of Westwood Management Company, one of All-Star's five portfolio managers. The interview includes an informative discussion of Westwood's investment process and Ms. Byrne's thoughts about the current state of the equity market. Access to top-tier investment managers, such as Westwood, is one of the primary benefits that All-Star offers its shareholders, and we are pleased to provide the insights of these leading managers through our quarterly and annual reports.

Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Equity Fund and

Liberty Asset Management Company

                                           INVESTMENT GROWTH as of June 30, 2001

[CHART]

                              NAV        MARKET PRICE
                           DIVIDENDS      DIVIDENDS
                 NAV       REINVESTED     REINVESTED
                -----      ----------     ----------
  30-Oct-86       9.3          9.3            9.3
  30-Nov-86      9.42         9.42           9.42
  31-Dec-86      9.11         9.11           9.11
  31-Jan-87     10.17        10.17          10.17
  28-Feb-87     10.87        10.87          10.87
  31-Mar-87     11.08        11.09          11.09
  30-Apr-87     10.77        10.77          10.77
  31-May-87     10.86        10.86          10.86
  30-Jun-87     11.31        11.32          11.32
  31-Jul-87     11.81        11.82          11.82
  31-Aug-87     12.28        12.39          12.39
  30-Sep-87      11.8        11.94          11.94
  31-Oct-87      9.24         9.12           9.12
  30-Nov-87      8.51         8.32           8.32
  31-Dec-87      9.08         9.01           9.01
  31-Jan-88      9.47         9.45           9.45
  29-Feb-88      9.82         9.85           9.85
  31-Mar-88      9.51         9.51           9.51
  30-Apr-88      9.52         9.52           9.52
  31-May-88      9.48         9.47           9.47
  30-Jun-88      9.85         9.95           9.95
  31-Jul-88      9.75         9.83           9.83
  31-Aug-88      9.54         9.58           9.58
  30-Sep-88       9.9        10.05          10.05
  31-Oct-88     10.05        10.23          10.23
  30-Nov-88      9.92        10.08          10.08
  31-Dec-88     10.11        10.33          10.33
  31-Jan-89     10.65        11.01          11.01
  28-Feb-89     10.49        10.81          10.81
  31-Mar-89     10.64        11.04          11.04
  30-Apr-89     11.05        11.56          11.56
  31-May-89     11.44        12.07          12.07
  30-Jun-89     11.35        11.99          11.99
  31-Jul-89     12.09        12.98          12.98
  31-Aug-89     12.31        13.26          13.26
  30-Sep-89     12.35        13.38          13.38
  31-Oct-89     12.14        13.09          13.09
  30-Nov-89     12.25        13.25          13.25
  31-Dec-89     12.35        13.44          13.44
  31-Jan-90     11.79        12.66          12.66
  28-Feb-90     11.88        12.78          12.78
  31-Mar-90     12.13        13.18          13.18
  30-Apr-90     11.99        12.98          12.98
  31-May-90     12.91         14.3           14.3
  30-Jun-90     12.96        14.42          14.42
  31-Jul-90     12.93        14.38          14.38
  31-Aug-90     12.15        13.22          13.22
  30-Sep-90     11.69        12.58          12.58
  31-Oct-90     11.67        12.55          12.55
  30-Nov-90     12.23        13.41          13.41
  31-Dec-90     12.59           14             14
  31-Jan-91     13.04        14.71          14.71
  28-Feb-91     13.71        15.76          15.76
  31-Mar-91      14.1        16.41          16.41
  30-Apr-91     14.03         16.3           16.3
  31-May-91     14.54        17.12          17.12
  30-Jun-91     14.04        16.32          16.32
  31-Jul-91     14.52        17.12          17.12
  31-Aug-91     14.56        17.19          17.19
  30-Sep-91     14.76        17.54          17.54
  31-Oct-91     14.95        17.86          17.86
  30-Nov-91     14.35        16.84          16.84
  31-Dec-91     15.89         19.5           19.5
  31-Jan-92     15.69        19.15          19.15
  29-Feb-92     15.46        18.75          18.75
  31-Mar-92     15.52        18.86          18.86
  30-Apr-92     15.62        19.04          20.95
  31-May-92     15.72        19.22          21.14
  30-Jun-92     15.47        18.76          20.64
  31-Jul-92     15.92        19.58          21.55
  31-Aug-92     15.44         18.7          20.58
  30-Sep-92     15.94        19.63           21.6
  31-Oct-92     16.04        19.81          21.81
  30-Nov-92     16.17        20.06          22.08
  31-Dec-92     16.54        20.75          22.84
  31-Jan-93     16.62        20.91          23.01
  28-Feb-93     16.46         20.6          22.67
  31-Mar-93     16.78        21.22          23.36
  30-Apr-93     16.45        20.57          22.64
  31-May-93     16.55        20.77          22.86
  30-Jun-93     16.85        21.36          23.52
  31-Jul-93     16.83        21.32          23.47
  31-Aug-93     17.02        21.71           23.9
  30-Sep-93     17.35        22.38          24.64
  31-Oct-93      17.4        22.48          26.25
  30-Nov-93     17.17        21.99          25.68
  31-Dec-93     17.41        22.47          26.24
  31-Jan-94     17.78        23.27          27.17
  28-Feb-94     17.35        22.34          26.09
  31-Mar-94     17.12        21.82          25.47
  30-Apr-94      17.2        21.99          25.68
  31-May-94     17.07        21.71          25.34
  30-Jun-94        17        21.52          25.12
  31-Jul-94      17.3         22.2          25.92
  31-Aug-94     17.76        23.27          27.16
  30-Sep-94     17.46        22.57          27.85
  31-Oct-94     17.63        22.96          28.34
  30-Nov-94     16.94        21.36          26.35
  31-Dec-94     17.27        22.18          27.36
  31-Jan-95     17.41        22.51          27.78
  28-Feb-95      17.5        22.73          28.04
  31-Mar-95     18.08        24.12          29.77
  30-Apr-95     18.23        24.49          30.22
  31-May-95     18.38        24.86          30.67
  30-Jun-95     19.03        26.47          32.66
  31-Jul-95     19.45        27.53          33.97
  31-Aug-95     19.24           27          33.32
  30-Sep-95     19.82        28.51          35.17
  31-Oct-95      19.7         28.2          34.79
  30-Nov-95     19.81        28.48          35.14
  31-Dec-95     20.08        29.19          36.01
  31-Jan-96     20.44        30.14          37.19
  29-Feb-96     20.62        30.61          37.78
  31-Mar-96     20.76        30.98          38.23
  30-Apr-96     20.99        31.61             39
  31-May-96     20.96        31.53           38.9
  30-Jun-96     21.17        32.15          39.67
  31-Jul-96     20.52        30.33          37.44
  31-Aug-96     20.62        30.61          37.78
  30-Sep-96     21.63        33.48          41.31
  31-Oct-96      21.8        33.96          41.91
  30-Nov-96     22.58        36.28          44.78
  31-Dec-96     22.31        35.52          43.83
  31-Jan-97     23.01         37.6           46.4
  28-Feb-97     22.91         37.3          46.03
  31-Mar-97     22.41        35.79          44.16
  30-Apr-97     22.87        37.19           45.9
  31-May-97     23.45        38.96          48.08
  30-Jun-97     24.31        41.62          51.36
  31-Jul-97     25.29        44.68          55.15
  31-Aug-97     24.34        41.71          51.48
  30-Sep-97     25.36        44.92          55.44
  31-Oct-97     24.86        43.31          53.46
  30-Nov-97     25.21        44.45          54.88
  31-Dec-97     25.37        44.98          55.53
  31-Jan-98     25.35        44.91          55.45
  28-Feb-98     26.45        48.63          60.03
  31-Mar-98      27.2        51.19          63.21
  30-Apr-98     27.33        51.64          63.77
  31-May-98     26.45         48.6          62.44
  30-Jun-98     27.19        51.29          65.88
  31-Jul-98     26.89        50.22          64.51
  31-Aug-98     24.23        40.76          52.36
  30-Sep-98     25.37        44.88          57.65
  31-Oct-98     26.21        47.96           61.6
  30-Nov-98      26.5        49.02          62.96
  31-Dec-98     27.67        53.47          68.67
  31-Jan-99     27.72        53.66          68.91
  28-Feb-99     27.24        51.85          66.59
  31-Mar-99     27.75        53.86          69.17
  30-Apr-99     28.56        56.98          73.19
  31-May-99     27.96        54.67          70.21
  30-Jun-99     28.88        58.38          74.98
  31-Jul-99     28.27        55.96          71.88
  31-Aug-99     27.48        52.83          67.85
  30-Sep-99     27.48        52.91          67.95
  31-Oct-99     28.14         55.6          71.41
  30-Nov-99     27.92         54.7          70.25
  31-Dec-99     28.86        58.93          75.68
  31-Jan-00     28.39        56.95          73.14
  29-Feb-00     28.26         56.4          72.44
  31-Mar-00     29.65        62.65          80.47
  30-Apr-00     29.48        61.92          79.52
  31-May-00     29.22        60.79          78.08
  30-Jun-00     29.62        62.71          80.54
  31-Jul-00     29.51        62.22          79.91
  31-Aug-00     30.12        64.94           83.4
  30-Sep-00     30.15        65.25           83.8
  31-Oct-00     30.33        66.07          84.86
  30-Nov-00     28.89        59.48          76.39
  31-Dec-00     29.87         64.1          82.33
  31-Jan-01     30.03        64.86          83.29
  28-Feb-01     28.93        59.74          76.72
  31-Mar-01     28.09        55.67           71.5
  30-Apr-01     28.99        60.03          77.09
  31-May-01     29.09         60.5           77.7
  30-Jun-01     28.88        59.46          76.36

1. Net asset value (NAV) of one share of All-Star as of 6/30/01 plus distributions paid since inception.

2. To evaluate your investment in the Fund, these values should be used. Each shows how your investment at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offerings in 1992, 1993, 1994 and 1998.

The above chart illustrates the net asset value (NAV) growth of an original share of the Fund since the Fund's inception date through June 30, 2001. The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. An original share grew to $28.88 (current NAV of $11.98 plus distributions paid since inception totaling $16.90, which includes tax credits of $0.67 on retained capital gains).

     Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. An original share with distributions reinvested grew to $59.46 (4.963 shares times the current NAV of $11.98).

     On four occasions, the Fund has allowed the purchase of additional shares of the Fund at a discount through rights offerings. The top region illustrates the additional value added assuming participation in all the rights offerings and the reinvestment of all distributions. An original share grew to $76.36 (6.374 shares times the current NAV of $11.98).

TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS

                                      SHARES      SHARES                                           MARKET      TOTAL
               SHARES      PER      PURCHASED    ACQUIRED      SHARES       NAV(1)    TOTAL        PRICE       MARKET
              OWNED AT    SHARE       THROUGH     THROUGH       OWNED     PER SHARE   NAV OF     PER SHARE    PRICE OF
             BEGINNING   DISTRI-   REINVESTMENT    RIGHTS      AT END      AT END     SHARES       AT END      SHARES
   YEAR      OF PERIOD   BUTIONS      PROGRAM     OFFERING    OF PERIOD   OF PERIOD   OWNED      OF PERIOD     OWNED
   1987         1.000     $1.18       0.140          -          1.140      $7.90      $9.01        $6.00        $6.84
   1988         1.140      0.64       0.107          -          1.247       8.29      10.34         7.25         9.04
   1989         1.247      0.95       0.156          -          1.403       9.58      13.44         8.25        11.57
   1990         1.403      0.90       0.167          -          1.570       8.92      14.00         7.75        12.17
   1991         1.570      1.02       0.171          -          1.741      11.20      19.50        10.75        18.72
   1992         1.741      1.07       0.199       0.1792        2.119      10.78      22.84        11.125       23.57
   1993         2.119      1.253      0.266       0.1382        2.523      10.40      26.24        11.125       28.07
   1994         2.523      1.00       0.277       0.1552        2.955       9.26      27.36         8.50        25.12
   1995         2.955      1.04       0.310          -          3.265      11.03      36.01        10.875       35.51
   1996         3.265      1.313      0.403          -          3.668      11.95      43.83        11.25        41.27
   1997         3.668      1.693      0.501          -          4.169      13.32      55.53        13.313       55.50
   1998         4.169      1.40       0.487       0.1732        4.829      14.22      68.67        12.938       62.48
   1999         4.829      1.39       0.569          -          5.398      14.02      75.68        11.063       59.72
   2000         5.398      1.42       0.651          -          6.049      13.61      82.33        12.375       74.86
   2001
   1st Quarter  6.049      0.33       0.168          -          6.217      11.50      71.50        12.25        76.16
   2nd Quarter  6.217      0.31       0.157          -          6.374      11.98      76.36        13.10        83.50

1.Net Asset Value.

2.1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.

  1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.

  1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.

  1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.

3.1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.

  1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.

  1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S FIVE INVESTMENT MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P./VALUE

Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

OPPENHEIMER CAPITAL/VALUE

Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital that trade below their intrinsic value.

WESTWOOD MANAGEMENT CORPORATION/VALUE

Companies selling at reasonable valuations based on the firm's earnings projections, which are not yet reflected in consensus estimates.

MASTRAPASQUA & ASSOCIATES/GROWTH

Companies whose valuations do not reflect the potential for accelerated earnings and cash flow growth.

TCW INVESTMENT MANAGEMENT COMPANY/GROWTH

Companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS:

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Stock Index.

PORTFOLIO CHARACTERISTICS                          INVESTMENT STYLE SPECTRUM
AS OF JUNE 30, 2001                       VALUE                                   GROWTH
(UNAUDITED)                                 >    >    >   >   >   >  >  >  > > > >>>>>

                                         BOSTON   OPPEN-              MASTRA-               TOTAL      S&P
                                        PARTNERS  HEIMER   WESTWOOD   PASQUA       TCW      FUND    500 INDEX
Number of Holdings                         41       34        41        45         29        159       500
Percent of Holdings in Top 10              38%      52%       28%       34%        55%       18%       25%

Weighted Average Market
Capitalization (billions)                  $19      $69       $55       $84        $80       $60      $113

Average Five-Year
Earnings Per Share Growth                  6%       18%       11%       22%        28%       16%       16%

Dividend Yield                            1.7%     1.3%      2.0%      0.4%       0.2%      1.1%      1.3%

Price/Earnings Ratio                       16x      17x       16x       29x        34x       21x       22x

Price/Book Value Ratio                    3.3x     3.9x      3.1x      6.9x       7.6x      4.9x      6.5x

TOP 50 HOLDINGS

     RANK AS     RANK AS                                                             MARKET        PERCENT OF
   OF 6/30/01   OF 3/31/01   SECURITY NAME                                         VALUE ($000)    NET ASSETS
        1           1        Citigroup, Inc.                                        $ 37,361         3.0%
        2           5        The Progressive Corp., Ohio                              27,079         2.2
        3           4        Freddie Mac                                              26,313         2.1
        4           2        XL Capital Ltd.                                          24,441         2.0
        5          17        Microsoft Corp.                                          23,928         1.9
        6          10        Avon Products, Inc.                                      17,989         1.5
        7           6        Pharmacia Corp.                                          17,614         1.4
        8           9        Dell Computer Corp.                                      17,251         1.4
        9           7        Sprint Corp. (FON Group)                                 16,665         1.3
       10           8        Amgen, Inc.                                              16,632         1.3
       11          35        Siebel Systems, Inc.                                     16,579         1.3
       12          12        Genentech, Inc.                                          15,720         1.3
       13          14        The Home Depot, Inc.                                     15,215         1.2
       14          23        Canadian Pacific, Ltd.                                   14,233         1.2
       15           3        Countrywide Credit Industries, Inc.                      14,186         1.1
       16          11        AFLAC, Inc.                                              14,171         1.1
       17          21        Applied Materials, Inc.                                  13,959         1.1
       18          19        International Business Machines Corp.                    13,792         1.1
       19          24        General Electric Co.                                     13,489         1.1
       20          16        Wal-Mart Stores, Inc.                                    13,142         1.1
       21          53        Clear Channel Communications, Inc.                       12,797         1.0
       22          18        Pfizer, Inc.                                             12,741         1.0
       23          22        The Boeing Co.                                           12,232         1.0
       24          15        Alcoa, Inc.                                              11,954         1.0
       25          36        Stilwell Financial, Inc.                                 11,233         0.9
       26          28        Maxim Integrated Products, Inc.                          11,136         0.9
       27          30        Intel Corp.                                              10,875         0.9
       28          33        Allmerica Financial Corp.                                10,850         0.9
       29          27        CIGNA Corp.                                              10,828         0.9
       30          37        Providian Financial Corp.                                10,768         0.9
       31          121       Southwest Airlines Co.                                   10,684         0.9
       32          29        USX-Marathon Group                                       10,373         0.8
       33          25        American Express Co.                                     10,071         0.8
       34          34        QUALCOMM, Inc.                                           10,070         0.8
       35          13        First Union Corp.                                         9,916         0.8
       36          38        Delphi Automotive Systems Corp.                           9,897         0.8
       37          40        McDonald's Corp.                                          9,896         0.8
       38          101       IDEC Pharmaceuticals Corp.                                9,883         0.8
       39          26        UST, Inc.                                                 9,414         0.8
       40          43        Morgan Stanley Dean Witter & Co.                          9,313         0.8
       41          31        Wells Fargo & Co.                                         9,286         0.8
       42          39        Verizon Communications, Inc.                              8,980         0.7
       43          41        Paychex, Inc.                                             8,772         0.7
       44          46        Xilinx, Inc.                                              8,743         0.7
       45          42        Minnesota Mining & Manufacturing Co.                      8,558         0.7
       46          47        Cisco Systems, Inc.                                       8,498         0.7
       47          52        Masco Corp.                                               8,486         0.7
       48          90        Genzyme Corp.                                             8,418         0.7
       49          57        FleetBoston Financial Corp.                               8,285         0.7
       50          71        Forest Laboratories, Inc.                                 7,810         0.6

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER

The following are the major ($5.0 million or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the second quarter of 2001.

                                                                                             SHARES AS
SECURITY NAME                                                    PURCHASES (SALES)           OF 6/30/01
PURCHASES
Agilent Technologies, Inc.                                            162,900                162,900
American General Corp.                                                119,200                119,200
American Home Products Corp.                                          125,400                125,400
AT&T Corp.-Liberty Media Corp. Class A                                350,000                350,000
Burlington Resources, Inc.                                            123,800                123,800
The Gillette Co.                                                      225,000                225,000
Microsoft Corp.                                                        82,375                327,775
Nabors Industries, Inc.                                               158,500                158,500
Southwest Airlines Co.                                                321,100                577,800
Union Pacific Corp.                                                   119,300                119,300

SALES
Aetna, Inc.                                                          (181,500)                     0
Elan Corp. PLC                                                       (125,000)                     0
Emerson Electric Co.                                                 (100,000)               105,000
H&R Block, Inc.                                                      (144,200)                     0
Lehman Brothers Holdings, Inc.                                       (104,800)                     0
Lexmark International, Inc.                                          (136,300)                     0
Merck & Co., Inc.                                                     (94,900)                     0
United Parcel Service, Inc. Class B                                  (106,500)                     0
UnumProvident Corp.                                                  (240,800)                     0

MANAGER INTERVIEW



[PHOTO]

SUSAN M. BYRNE
President and Chief Investment Officer
WESTWOOD MANAGEMENT CORPORATION

Westwood Management's concept of dynamic value helps find promising stocks before other investors and lock-in gains before basics erode

WESTWOOD MANAGEMENT CORPORATION IS ONE OF ALL-STAR'S FIVE INVESTMENT MANAGEMENT FIRMS. WESTWOOD EMPLOYS INTERNALLY-GENERATED, BOTTOM-UP, FUNDAMENTAL RESEARCH AND SEEKS TO IDENTIFY STOCKS WITH MISPERCEIVED GROWTH EXPECTATIONS. PROPRIETARY INCOME AND BALANCE SHEET PROJECTIONS ARE UTILIZED TO IDENTIFY SECURITIES WHOSE TYPICAL PORTFOLIO CHARACTERISTICS ARE DISTINGUISHED BY HIGHER RETURN ON EQUITY, HIGHER FORECASTED 12-MONTH GROWTH RATES AND LOWER FORECASTED PRICE-TO-EARNINGS RATIOS THAN THE MARKET. WE RECENTLY HAD THE OPPORTUNITY TO VISIT WITH SUSAN BYRNE, WHO FOUNDED THE FIRM AND TODAY SERVES AS WESTWOOD'S PRESIDENT AND CHIEF INVESTMENT OFFICER.

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE PORTFOLIO MANAGER'S POSITION AT THE TIME OF THE DISCUSSION (JULY 2001) AND ARE SUBJECT TO CHANGE.


LAMCO: As it has been more than 18 months since we've done a Manager Interview with Westwood, let's revisit some fundamentals about the firm.

BYRNE: I started Westwood Management in 1983 in New York City and moved the firm to Dallas in 1992. Today, we have 32 employees and are headquartered in Dallas. Westwood manages almost $4 billion, with the largest part of our account base, approximately 40 percent, in corporate pension plans. We also manage assets for endowments and foundations. In the case of Liberty Asset Management Company, we are one of five sub-advisers for Liberty All-Star Equity Fund. It's an important relationship for us and one of which we are very proud. The dimension of the All-Star relationship that we particularly like is that it gives us the chance to manage money for individual investors. We are an institutional firm with a minimum account size of $25 million, so All-Star provides a way for individuals to access what we do.

LAMCO: How would you describe Westwood's style, strategy and philosophy?

BYRNE: At Westwood, we very much view ourselves as a risk control manager. Others say we are a nontraditional value manager. But, we refer to ourselves primarily as a risk manager. And by that I mean one of the first things that we do in looking at an individual company is try to determine what could go wrong. Before we figure out what could go right, we attempt to see whether our perception of the downside risk - that is, the loss of capital - is worthy of further analysis. In that sense, we concentrate very strongly on valuation.

     Now, our view of valuation, unlike some traditional value managers, is more dynamic. We may see, for instance, that a company has assets that don't appear in its book value or in traditional financial ratios. An example is a brand name or a trademark. Those things have value in the marketplace; it just can't always be quantified. On the other hand, just because a company is selling at a low price-to-book ratio, it doesn't mean that it represents value in our minds. Often, book value indicates what a company paid for an asset, but it doesn't necessarily reflect its true worth. So, those are the kinds of things we take into consideration, and I call it dynamic because we're very flexible in our analysis. We want to know what something is worth today, not what somebody paid for it in the past. This permits us to form a basis for what it will be worth in the future.

     That allowed us, for instance, unlike a lot of value managers, to own a number of technology names in the mid 1990s when they were priced as cyclical stocks. Of course, because we care about value, we did not own them for the last couple of years because they were priced as growth stocks. So, generally, we like to own companies during that period of time when their valuation suggests investors have low expectations for them. That's important because if we had no expectations for them either, there'd be no point in owning them. But, if our analysis is right and a company exceeds investors' expectations, we own a really good stock. If the company does not perform or merely performs the way everybody expects it to, then we have contained our risk to opportunity cost. That would be quintessential Westwood Management. We want to hold our risk to loss of opportunity and not capital.

LAMCO: Is the presence of a catalyst often part of your dynamic valuation process?

BYRNE: It is, but it's even more disciplined, I believe, than other managers' definition of a catalyst. Sometimes, managers think, "I've got the valuation and now there's a new management team, so now I have the catalyst. Therefore, I'll buy." We would not buy on those two factors. If we had the valuation and we had the catalyst, we would still need a third element, and that is evidence of an improvement that's actually taking place yet is being overlooked. So, we will wait for that period of time where we can see an improvement in the balance sheet. We have found that improvement frequently shows up on the balance sheet long before it appears on the income statement.

[SIDENOTE]

"THE DIMENSION OF THE ALL-STAR RELATIONSHIP THAT WE PARTICULARLY LIKE IS THAT IT GIVES US THE CHANCE TO MANAGE MONEY FOR INDIVIDUAL INVESTORS.""

....WE VERY MUCH VIEW OURSELVES AS A RISK CONTROL MANAGER...ONE OF THE FIRST
THINGS THAT WE DO IN LOOKING AT AN INDIVIDUAL COMPANY IS TRY TO DETERMINE WHAT COULD GO WRONG."

LAMCO: You've said before that there are three stages in Westwood's investment process.

BYRNE: Yes, we start with a screen to identify companies that have had positive earnings surprises combined with a lack of upward revision. In the large cap world, so many of these companies are covered by 10 to 20 different Wall Street analysts, and that provides the meaningful opportunity set of earnings estimates needed to form a consensus. It can be significant if these companies are performing outside of consensus, whereas small and mid-cap names don't have that many people following them and being out of consensus may not mean as much. Once we've identified these companies we look back to determine if there's a reason for the earnings surprise and we apply various other valuation metrics because surprise alone doesn't equate to value. Then, we investigate a couple of balance sheet items. That's because it's easy to do things to the income statement to make your numbers but it's very hard, as long as you're playing it straight, to manufacture a balance sheet. We'll look for stable to improving return on equity and stable to declining debt-to-equity.

     Now, at this point, we enter stage two. If we have a company with low expectations and it comes out with a positive earnings surprise, we look more closely at it. If it seems interesting, we start modeling an income statement and a balance sheet based on various growth assumptions. We interview management and we project a three-year growth rate with appropriate earnings assumptions. What we're trying to do is buy a company at a significant discount to that growth rate in terms of its price-earnings ratio. In other words, if we thought a company could grow at 20 percent a year for the next three years but we could buy the stock at 15 times earnings, that would represent tremendous value to us. To confirm that we're not missing anything, we'll also use a traditional Economic Value Added (EVA) analysis or, perhaps, a sum of the parts analysis, which takes a company apart and values it as a private equity manager would. All of those steps confirm that not only is this stock cheap on a forward-looking basis, but the intrinsic value of the stock can be acquired at a discount to its private market value. At that point, it really becomes a buy for us.

LAMCO: What about the third stage?

BYRNE: I say that we have a three-stage process because the final stage is monitoring. Once a stock gets in the portfolio it's just the beginning. We have to look for continued positive earnings surprises as a confirmation that we're right. Because if our growth rates are higher than consensus and we think that the company is inherently more profitable than anyone else, by definition we would expect to see continued positive earning surprises.

LAMCO: How do you decide whether to sell a stock?


[SIDENOTE]

"...OUR VIEW OF VALUATION, UNLIKE SOME TRADITIONAL VALUE MANAGERS, IS MORE DYNAMIC. WE MAY SEE ... THAT A COMPANY HAS ASSETS THAT DON'T APPEAR IN ITS BOOK VALUE OR IN TRADITIONAL FINANCIAL RATIOS."

BYRNE: A stock can be sold for a number of reasons. If, in the first 45 days, it goes down 15 percent it's automatically sold. Longer term, if the price-to-earnings ratio exceeds the growth rate it means that we achieved our price objective. For a growth manager, that could be a signal to buy, but for us it's a sale. So, we have a price objective on all of our companies. The other way a stock can be sold is when fundamental change in a company or industry is such that our confidence level in the persistence of the company's growth rate is lowered to the point where it no longer represents value.

LAMCO: If the price target is reached, do you reevaluate the stock?

BYRNE: We automatically reevaluate each quarter as new information comes in. If there's no other information than that which we already know, then the stock is sold.

LAMCO: Switching gears a bit, what are your thoughts on the state of the stock market today?

BYRNE: I think we have a different market than we did in the `90s. Many stocks didn't do all that well in the `90s because capital pretty much went to technology and telecommunications. The manufacturing sector and the capital goods sector really had no money go to them. But, you can postpone money flowing to these areas only so long, especially when the rate of return in industries such as energy is so high. So, I think that whether it's energy or power or infrastructure building - like putting a new runway in at O'Hare in Chicago or a new software system for the Federal Aviation Administration to increase its efficiency - all of these needs have been overlooked for the past 10 years. I think they'll likely get more attention and more money because their rates of return are much higher than technology and telecom.

     It is difficult, I think, after the traumatization of the past year for people to step back and not fixate on "When will the market come back?" They shouldn't miss out on the companies that are actually doing well right now. For instance, there are lean and mean cyclical companies, like paper company Georgia-Pacific and aluminum company Alcoa, that are very high quality companies that have continued to do well in a tumultuous environment.

LAMCO: Any thoughts as to why the interest rate cuts by the Federal Reserve Board haven't had as much of an impact as hoped?

BYRNE: I think they haven't had much of an impact so far because the excesses in the market were not associated with the Federal Reserve. The deregulation of the telecom industry combined with Y2K caused a huge boom in spending that people mistook for a secular move. A 50 percent growth rate was probably the cyclical move associated with Y2K, but 15 percent is probably a better secular growth rate for technology. Likewise, the Federal Reserve didn't really have anything to do with the creation of all the excess capacity in the

[SIDENOTE]

" ... WE LIKE TO OWN COMPANIES DURING THAT PERIOD OF TIME WHEN THEIR VALUATION SUGGESTS INVESTORS HAVE LOW EXPECTATIONS FOR THEM."

telecom industry. But, what the Federal Reserve's interest rate moves can do is to contain the contagion and keep it from spreading to other industries. I think that the Federal Reserve is doing a good job by attempting to build confidence, and at some point these companies will work through all their inventories and they'll once again have a good 12 to 15 percent growth rate.

LAMCO: What positive signs, if any, are you seeing in the economy or corporate performance right now?

BYRNE: I'm seeing a lot that's positive, as long as it's away from tech and telecom. However, I must say that the managements of some tech companies have been performing extremely well, given the magnitude of what hit them. Clearly, the managements of Sun Microsystems or Cisco Systems have moved very quickly, given the fact that last year they were growing at 50 percent and still had orders. But away from the techs and telecoms, I think a lot of the innovations associated with energy are very exciting for the long term and we are continuing to see a highly productive workforce and modest wage gains.

LAMCO: Do you happen to believe in the "reversion to the mean theory," in other words, that school of thought that holds that after overperforming for several years the stock market must underperform in upcoming years in order to restore historic averages?

BYRNE: I kind of do in the sense that it's hard to get to the mean without reversion. But, I would observe that we have seen that it can happen with stunning speed. And, I would suggest that not everything corrects at once. Look at the gap between growth and value styles of investing. Growth was the market leader in the late `90s, but last year, as growth stocks fell, many value managers turned in a good year. Finally, I think that when people think about mean revergence they think of it in a symmetrical way. In other words, we had 10 to 12 percent annual growth in the `90s, so we're going to have 5 to 6 percent growth in the `00s. In reality, there's nothing in history to indicate that's correct. Most likely, we're going to be down 10, up 14, up 1, down 6, up 24 and so forth. Even if we revert to the mean, there are still going to be good markets and attractive stocks. Even incorporating this century's worst bear markets, investors have never received a negative rate of return in any 10-year period, ever. What's more, the real money is made by being invested on those very few days where the market moves up very strongly and then compounding that return over a 10-year period.

LAMCO: Can you tell us about some stocks in the portfolio, starting with a couple of recent additions?

BYRNE: We have added some beaten-up stocks that people generally don't like. We found some value in Sears recently. We

[SIDENOTE]

" ... IT'S EASY TO DO THINGS TO THE INCOME STATEMENT TO MAKE YOUR NUMBERS BUT IT'S VERY HARD, AS LONG AS YOU'RE PLAYING IT STRAIGHT, TO MANUFACTURE A BALANCE SHEET."

like the diversification mix, as Sears is actually competing more against a Home Depot and its Expo stores. Sears is placing more emphasis on branded products and it has become a retailer of choice for many individuals because they can get service from Sears. And, of course, service contracts are very profitable. Sears has also done well selling tires. You have to be willing to pay 30 times earnings for Home Depot and 20 times for Lowes, but only nine times for Sears. The company does not have a spectacular growth rate, but we think it's sustainable in the range of 12 to 14 percent annually. It also pays a dividend and yields about 2 percent.

     Another recent addition has been Apple Computer. We bought it in the second quarter at an average of about $17 a share. Our analysis indicates that the company has $12 to $13 a share in cash, net, and with the value of the company - what someone would pay for it - we felt there was very little downside. Apple's new line of Powerbook laptops has been very well received. Assuming Apple gets the product line squared away, it could earn $1.50 a share. That would give us an upside in the range of $35 to $40 a share.

LAMCO: How about two stocks that you have sold?

BYRNE: Of two stocks that we sold recently, one would be an example of reaching a price target and the other would be a change in fundamentals. The first is PNC Financial, which we had owned for a while and which was a great stock for us. We bought it at 12 times earnings; a level that we felt gave the company no credit for the fact that more than 50 percent of its income was derived from high margin fee business. We sold at 16 times earnings, still fairly modest, which was our target. We also sold Kimberly-Clark. We think it's an extremely well managed company, but because the dollar has continued to stay strong our confidence in the growth rate we assigned to the company eroded and we lowered our stock price estimate.

LAMCO: Can we close with two long-term holds in the All-Star portfolio?

BYRNE: One is Alcoa, which I mentioned before. The company just announced quarterly earnings that surprised on the upside by two cents a share, yet there was no upward revision by Wall Street. Another would be KeyCorp. Key is a midwestern bank, primarily Ohio. Key has made some acquisitions, including a money management firm, so, like PNC, it's getting more of its income from fee business. It's also relaunching its mutual fund family under the brand name "Victory." Key has new management that is focused on executing to plan - basic blocking and tackling. And, finally, the dividend yield is in the 4 percent range.

LAMCO: Thank you very much for a most interesting discussion.

[SIDENOTE]

"IT IS DIFFICULT ... FOR PEOPLE TO STEP BACK AND NOT FIXATE ON `WHEN WILL THE MARKET COME BACK?' THEY SHOULDN'T MISS OUT ON THE COMPANIES THAT ARE ACTUALLY DOING WELL RIGHT NOW."

SCHEDULE OF INVESTMENTS as of June 30, 2001 (Unaudited)


COMMON STOCKS (98.5%)                                                    SHARES           MARKET VALUE
AEROSPACE & DEFENSE (2.1%)
The Boeing Co.                                                          220,000        $     12,232,000
General Dynamics Corp.                                                   94,100               7,321,921
United Technologies Corp.                                                88,000               6,446,880
                                                                                        ---------------
                                                                                             26,000,801
                                                                                        ---------------

BANKS (4.7%)
Bank of America Corp.                                                   110,400               6,627,312
The Bank of New York Co., Inc.                                          105,000               5,040,000
Comerica, Inc.                                                           88,900               5,120,640
First Union Corp.                                                       283,800               9,915,972
FleetBoston Financial Corp.                                             210,000               8,284,500
KeyCorp                                                                 269,500               7,020,475
SunTrust Banks, Inc.                                                    105,800               6,853,724
Wells Fargo & Co.                                                       200,000               9,286,000
                                                                                        ---------------
                                                                                             58,148,623
                                                                                        ---------------

BROADCASTING & CABLE (1.9%)
AT&T Corp. - Liberty Media Corp. Class A (a)                            350,000               6,121,500
Cablevision Systems Corp. (a)                                            70,000               4,095,000
Clear Channel Communications, Inc. (a)                                  204,100              12,797,070
                                                                                        ---------------
                                                                                             23,013,570
                                                                                        ---------------

BUSINESS & CONSUMER SERVICES (1.2%)
AOL Time Warner, Inc. (a)                                               119,700               6,344,100
Paychex, Inc.                                                           219,312               8,772,480
                                                                                        ---------------
                                                                                             15,116,580
                                                                                        ---------------
CHEMICALS (0.7%)
Praxair, Inc.                                                           117,300               5,513,100
Syngenta AG (a)(b)                                                      261,900               2,828,520
                                                                                        ---------------
                                                                                              8,341,620
                                                                                        ---------------

COMMUNICATIONS EQUIPMENT (1.7%)
Avaya, Inc. (a)                                                         234,000               3,205,800
Brocade Communications Systems, Inc. (a)                                 67,300               2,960,527
Ciena Corp. (a)                                                          55,000               2,090,000
Cisco Systems, Inc. (a)                                                 466,900               8,497,580
Juniper Networks, Inc. (a)                                               53,600               1,666,960
Nokia Corp. (b)                                                         140,000               3,085,600
                                                                                        ---------------
                                                                                             21,506,467
                                                                                        ---------------


See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                SHARES         MARKET VALUE
COMPUTER & BUSINESS EQUIPMENT (5.7%)
Apple Computer, Inc. (a)                                                276,200     $        6,421,650
Compaq Computer Corp.                                                   420,000              6,505,800
Dell Computer Corp. (a)                                                 659,700             17,251,155
EMC Corp. (a)                                                           152,500              4,430,125
International Business Machines Corp.                                   122,050             13,791,650
Network Appliance, Inc. (a)                                             417,700              5,722,490
Sun Microsystems, Inc. (a)                                              256,200              4,027,464
3Com Corp. (a)                                                        1,063,800              5,053,050
VERITAS Software Corp. (a)                                              109,000              7,251,770
                                                                                        ---------------
                                                                                            70,455,154
                                                                                        ---------------


COMPUTER SERVICES & SOFTWARE (4.9%)
Computer Sciences Corp. (a)                                              86,400              2,989,440
Microsoft Corp. (a)                                                     327,775             23,927,575
Novell, Inc. (a)                                                        300,000              1,707,000
Oracle Corp. (a)                                                        371,700              7,062,300
Parametric Technology Corp. (a)                                         403,200              5,640,768
Siebel Systems, Inc. (a)                                                353,500             16,579,150
Yahoo!, Inc. (a)                                                        128,500              2,568,715
                                                                                        ---------------
                                                                                            60,474,948
                                                                                        ---------------


CONSUMER PRODUCTS (3.4%)
Avon Products, Inc.                                                     388,700              17,989,036
The Gillette Co.                                                        225,000               6,522,750
Masco Corp.                                                             340,000               8,486,400
UST, Inc.                                                               326,200               9,414,132
                                                                                        ---------------
                                                                                             42,412,318
                                                                                        ---------------


DIVERSIFIED (2.4%)
General Electric Co.                                                    276,700              13,489,125
Minnesota Mining & Manufacturing Co.                                     75,000               8,557,500
Tyco International Ltd.                                                 130,000               7,085,000
                                                                                        ---------------
                                                                                             29,131,625
                                                                                        ---------------


DRUGS & HEALTH CARE (12.9%)
American Home Products Corp.                                            125,400               7,328,376
Amgen, Inc. (a)                                                         274,100              16,632,388
Applera Corp. - Applied Biosystems Group                                 65,000               1,738,750
Becton, Dickinson and Co.                                                81,500               2,916,885


See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                SHARES           MARKET VALUE
DRUGS & HEALTH CARE (CONTINUED)
Biogen, Inc. (a)                                                        121,300       $       6,593,868
Biovail Corp. (a)                                                       157,000               6,829,500
Forest Laboratories, Inc. (a)                                           110,000               7,810,000
Genentech, Inc. (a)                                                     285,300              15,720,030
Genzyme Corp. (a)                                                       138,000               8,418,000
IDEC Pharmaceuticals Corp. (a)                                          146,000               9,882,740
Invitrogen Corp. (a)                                                     95,000               6,821,000
Johnson & Johnson                                                       143,000               7,150,000
MedImmune, Inc. (a)                                                     100,000               4,720,000
Millipore Corp.                                                         122,000               7,561,560
Novartis AG (b)                                                         125,000               4,518,750
Pfizer, Inc.                                                            318,125              12,740,906
Pharmacia Corp.                                                         383,340              17,614,473
Protein Design Labs, Inc. (a)                                            45,000               3,904,200
Schering-Plough Corp.                                                   100,000               3,624,000
Wellpoint Health Networks, Inc. (a)                                      77,400               7,294,176
                                                                                        ---------------
                                                                                            159,819,602
                                                                                        ---------------


ELECTRIC & GAS UTILITIES (2.2%)
CMS Energy Corp.                                                        232,200               6,466,770
Duke Energy Corp.                                                       162,300               6,331,323
Progress Energy, Inc. (a)                                               162,410               7,295,457
Progress Energy, Inc. - Contingent Value Obligation (a)                 142,000                  69,580
Reliant Energy, Inc.                                                    202,300               6,516,083
                                                                                        ---------------
                                                                                             26,679,213
                                                                                        ---------------


ELECTRONICS & ELECTRICAL EQUIPMENT (6.5%)
Agilent Technologies, Inc. (a)                                          162,900               5,294,250
Applied Materials, Inc. (a)                                             284,300              13,959,130
Broadcom Corp. Class A (a)                                               35,000               1,496,600
Emerson Electric Co.                                                    105,000               6,352,500
Intel Corp.                                                             371,800             10,875,150
JDS Uniphase Corp. (a)                                                  380,700               4,853,925
Maxim Integrated Products, Inc. (a)                                     251,900              11,136,499
National Semiconductor Corp. (a)                                        153,300               4,464,096
Novellus Systems, Inc. (a)                                               92,000               5,224,680
PMC-Sierra, Inc. (a)                                                     45,000               1,398,150


See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                SHARES           MARKET VALUE
ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)
Texas Instruments, Inc.                                                 148,100       $       4,665,150
Waters Corp. (a)                                                         85,000               2,346,850
Xilinx, Inc. (a)                                                        212,000               8,742,880
                                                                                        ---------------
                                                                                             80,809,860
                                                                                        ---------------


FINANCIAL SERVICES (12.9%)
American Express Co.                                                    259,568              10,071,238
American General Corp.                                                  119,200               5,536,840
The Charles Schwab Corp.                                                419,150               6,412,995
Citigroup, Inc.                                                         707,066              37,361,367
Countrywide Credit Industries, Inc.                                     309,200              14,186,096
Freddie Mac                                                             375,900              26,313,000
J.P. Morgan Chase & Co.                                                 153,250               6,834,950
MBIA, Inc.                                                               88,200               4,910,976
Merrill Lynch & Co., Inc.                                                90,000               5,332,500
MetLife, Inc. (a)                                                       223,200               6,914,736
Morgan Stanley Dean Witter & Co.                                        145,000               9,313,350
Providian Financial Corp.                                               181,900              10,768,480
Stilwell Financial, Inc.                                                334,700              11,232,532
Washington Mutual, Inc.                                                  94,400               3,544,720
                                                                                        ---------------
                                                                                            158,733,780
                                                                                        ---------------


FOOD, BEVERAGE & RESTAURANTS (1.9%)
Anheuser-Busch Companies, Inc.                                          159,100               6,554,920
Heinz (H.J.) Co.                                                        159,200               6,509,688
McDonald's Corp.                                                        365,700               9,895,842
                                                                                        ---------------
                                                                                             22,960,450
                                                                                        ---------------


FORESTRY & PAPER (1.4%)
Abitibi-Consolidated, Inc.                                              532,100               4,070,565
Georgia-Pacific Group                                                   188,600               6,384,110
International Paper Co.                                                 174,700               6,236,790
                                                                                        ---------------
                                                                                             16,691,465
                                                                                        ---------------


HOTELS & ENTERTAINMENT/LEISURE (1.4%)
Carnival Corp.                                                          200,000               6,140,000
Pixar, Inc. (a)                                                         122,100               4,981,680
The Walt Disney Co.                                                     224,500               6,485,805
                                                                                        ---------------
                                                                                             17,607,485
                                                                                        ---------------


See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                SHARES           MARKET VALUE
INDUSTRIAL EQUIPMENT (0.5%)
Caterpillar, Inc.                                                        64,800      $        3,243,240
Dover Corp.                                                              80,000               3,012,000
                                                                                        ---------------
                                                                                              6,255,240
                                                                                        ---------------


INSURANCE (8.9%)
ACE Ltd.                                                                188,000               7,348,920
AFLAC, Inc.                                                             450,000              14,170,500
Allmerica Financial Corp.                                               188,700              10,850,250
American International Group, Inc.                                       66,650               5,731,900
CIGNA Corp.                                                             113,000              10,827,660
Conseco, Inc.                                                           190,000               2,593,500
The Hartford Financial Services Group, Inc.                              93,700               6,409,080
The Progressive Corp., Ohio                                             200,300              27,078,557
XL Capital Ltd.                                                         297,700              24,441,170
                                                                                        ---------------
                                                                                            109,451,537
                                                                                        ---------------


METALS & MINING (1.2%)
Alcoa, Inc.                                                             303,400              11,953,960
USX-U.S. Steel Group                                                    158,600               3,195,790
                                                                                        ---------------
                                                                                             15,149,750
                                                                                        ---------------


OIL & GAS (6.0%)
Anadarko Petroleum Corp.                                                115,100               6,218,853
Apache Corp.                                                            124,400               6,313,300
Burlington Resources, Inc.                                              123,800               4,945,810
Chevron Corp.                                                            75,000               6,787,500
Conoco, Inc. Class A                                                    122,400               3,451,680
Conoco, Inc. Class B                                                    227,700               6,580,530
Devon Energy Corp.                                                       66,379               3,484,898
Enron Corp.                                                              53,000               2,597,000
Exxon Mobil Corp.                                                        76,400               6,673,540
Nabors Industries, Inc. (a)                                             158,500               5,896,200
Petroleo Brasileiro S.A. (b)                                            165,400               4,300,400
USX-Marathon Group                                                      351,500              10,372,765
The Williams Companies, Inc.                                            185,637               6,116,739
                                                                                        ---------------
                                                                                             73,739,215
                                                                                        ---------------


PRINTING & PUBLISHING (1.2%)
Gannett Co., Inc.                                                       100,900               6,649,310
The New York Times Co. Class A                                           33,000               1,386,000
The Reader's Digest Association, Inc.                                   243,100               6,989,125
                                                                                        ---------------
                                                                                             15,024,435
                                                                                        ---------------


See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                                SHARES           MARKET VALUE
REAL ESTATE (0.5%)
Kimco Realty Corp.                                                       59,900       $       2,836,265
Vornado Realty Trust                                                     72,500               2,830,400
                                                                                        ---------------
                                                                                              5,666,665
                                                                                        ---------------


RETAIL TRADE (5.2%)
Harcourt General, Inc.                                                  128,400               7,471,596
The Home Depot, Inc.                                                    326,850              15,214,868
The Kroger Corp. (a)                                                    300,000               7,500,000
May Department Stores Co.                                               120,000               4,111,200
RadioShack Corp.                                                        125,000               3,812,500
Sears, Roebuck & Co.                                                    162,300               6,866,913
Target Corp.                                                            165,000               5,709,000
Wal-Mart Stores, Inc.                                                   269,300              13,141,840
                                                                                        ---------------
                                                                                             63,827,917
                                                                                        ---------------


TELECOMMUNICATIONS (3.3%)
QUALCOMM, Inc. (a)                                                      172,200              10,070,256
SBC Communications, Inc.                                                 80,000               3,204,800
Sprint Corp. (FON Group)                                                780,200              16,665,072
Verizon Communications, Inc.                                            167,854               8,980,189
WorldCom, Inc. - MCI Group                                                6,000                  96,600
WorldCom, Inc. - WorldCom Group (a)                                     150,000               2,130,000
                                                                                        ---------------
                                                                                             41,146,917
                                                                                        ---------------


TRANSPORTATION (3.1%)
AMR Corp. (a)                                                           180,000               6,503,400
Canadian Pacific, Ltd.                                                  367,300              14,232,875
Southwest Airlines Co.                                                  577,800              10,683,522
Union Pacific Corp.                                                     119,300               6,550,763
                                                                                        ---------------
                                                                                             37,970,560
                                                                                        ---------------


TRANSPORTATION EQUIPMENT (0.8%)
Delphi Automotive Systems Corp.                                         621,300               9,897,309
                                                                                        ---------------

TOTAL COMMON STOCKS (Cost $1,082,303,944)                                                 1,216,033,106
                                                                                        ---------------


PREFERRED STOCK (0.4%)

BROADCASTING & CABLE (0.4%)
The News Corp. Ltd. (b) (Cost $4,611,740)                               150,000               4,860,000
                                                                                        ---------------


See Notes to Schedule of Investments.

SHORT-TERM                                 INTEREST      MATURITY          PAR                MARKET
INVESTMENTS (1.8%)                           RATE          DATE           VALUE               VALUE
COMMERCIAL PAPER (0.5%)
American Express                             6.45%        7/2/01      $  3,500,000    $      3,496,667
Household Finance                            3.88         7/2/01         3,000,000           2,999,353
                                                                                      ----------------
TOTAL COMMERCIAL PAPER (Cost $6,496,020)                                                     6,496,020
                                                                                      ----------------


REPURCHASE AGREEMENT (1.3%)
SBC Warburg Ltd., Repurchase Agreement dated 06/29/01,
3.95% to be repurchased at $15,923,240 on 07/02/01,
collateralized by U.S. Treasury notes with various maturities
to 2026, with a current market value of $16,196,357.                     15,918,000         15,918,000
                                                                                      ----------------

TOTAL SHORT-TERM INVESTMENTS (COST $22,414,020)                                             22,414,020
                                                                                      ----------------

TOTAL INVESTMENTS (100.7%) (COST $1,109,329,704) (c)                                     1,243,307,126
OTHER ASSETS AND LIABILITIES, NET (-0.7%)                                                   (8,702,603)
                                                                                      ----------------

NET ASSETS (100.0%)                                                                     $1,234,604,523
                                                                                      ================
NET ASSET VALUE PER SHARE (103,077,132 SHARES OUTSTANDING)                                      $11.98
                                                                                      ================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Cost for federal income tax purposes is the same.

                     Gross unrealized appreciation and depreciation of investments at June 30, 2001 is as follows:

                          Gross unrealized appreciation              $284,033,280
                          Gross unrealized depreciation              (150,055,858)
                                                                     ------------
                              Net unrealized appreciation            $133,977,422
                                                                     ============


See Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2001 (UNAUDITED)

ASSETS:
    Investments at market value (identified cost $1,109,329,704)                        $1,243,307,126
    Receivable for investments sold                                                          5,916,864
    Dividends and interest receivable                                                          551,349
    Cash                                                                                     1,685,757
    Other assets                                                                                48,201
                                                                                        --------------
            TOTAL ASSETS                                                                 1,251,509,297
                                                                                        --------------


LIABILITIES:
    Payable for investments purchased                                                        2,240,361
    Distributions payable to shareholders                                                   13,531,206
    Management, administrative and bookkeeping fees payable                                    939,350
    Accrued expenses                                                                           170,556
    Other liabilities                                                                           23,301
                                                                                        --------------
            TOTAL LIABILITIES                                                               16,904,774
                                                                                        --------------
NET ASSETS                                                                              $1,234,604,523
                                                                                        ==============

NET ASSETS REPRESENTED BY:
    Paid-in capital (unlimited number of shares of beneficial interest
      without par value authorized, 103,077,132 shares outstanding)                     $1,004,764,909
    Overdistributed net investment income                                                  (29,766,258)
    Accumulated net realized gains on investments
      less distributions                                                                   125,628,450
    Net unrealized appreciation on investments                                             133,977,422
                                                                                        --------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST ($11.98 PER SHARE)                                               $1,234,604,523
                                                                                        ==============


See Notes to Financial Statements.

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:

    Dividends                                                                         $      7,346,994
    Interest                                                                                   777,511
                                                                                        --------------
         TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
           WITHHELD AT SOURCE WHICH AMOUNTED TO $32,357)                                     8,124,505

EXPENSES:
     Management fees                                               $    4,732,047
     Administrative fee                                                 1,131,419
     Bookkeeping fee                                                      132,116
     Custodian and transfer agent fees                                    120,365
     Proxy and shareholder communication expense                           87,785
     Printing expense                                                      57,015
     Legal and audit fees                                                  32,942
     Trustees' fees and expense                                            40,544
     NYSE fees                                                             43,078
     Miscellaneous expense                                                 12,690
                                                                   --------------
            TOTAL EXPENSES                                                                   6,390,001
                                                                                        --------------
NET INVESTMENT INCOME                                                                        1,734,504


REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investment transactions:
     Proceeds from sales                                              499,465,313
     Cost of investments sold                                         432,010,662
                                                                   --------------
            Net realized gains on investment transactions                                   67,454,651

Net unrealized appreciation on investments:

     Beginning of year                                                303,766,825
     End of period                                                    133,977,422
                                                                   --------------
            Change in unrealized appreciation-net                                         (169,789,403)
                                                                                        --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $(100,600,248)
                                                                                        ==============


See Notes to Financial Statements.

                                                                   SIX MONTHS ENDED          YEAR ENDED
STATEMENTS OF CHANGES IN NET ASSETS                                  JUNE 30, 2001          DECEMBER 31,
                                                                      (UNAUDITED)              2000
OPERATIONS:
    Net investment income                                          $     1,734,504       $    5,128,422
    Net realized gains on investment transactions                       67,454,651          167,110,714
    Change in unrealized appreciation - net                           (169,789,403)         (70,161,986)
                                                                   ---------------       --------------
    Net increase/decrease in net assets
    resulting from operations                                         (100,600,248)         102,077,150
                                                                   ---------------       --------------
DISTRIBUTIONS DECLARED FROM:
    Net investment income                                              (31,500,762)          (5,712,380)
    Net realized gains on investments                                  (33,367,462)        (135,687,387)
                                                                   ---------------       --------------
    Total distributions                                                (64,868,224)        (141,399,767)
                                                                   ---------------       --------------

CAPITAL TRANSACTIONS:
    Increase in net assets from capital share transactions              23,900,282           19,294,351
                                                                   ---------------       --------------
    Total decrease in net assets                                      (141,568,190)         (20,028,266)

NET ASSETS:
    Beginning of year                                                1,376,172,713        1,396,200,979
                                                                   ---------------       --------------
    End of period                                                   $1,234,604,523       $1,376,172,713
                                                                   ===============       ==============
    Overdistributed net investment income                          $   (29,766,258)      $       --
                                                                   ---------------       --------------


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                              SIX MONTHS ENDED
                                                JUNE 30, 2001           YEAR ENDED DECEMBER 31,
                                                  (UNAUDITED)    ------------------------------------------
                                                                   2000            1999             1998
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year              $13.61          $14.02           $14.22           $13.32
                                                  ------          ------           ------           ------
Income from Investment Operations:

   Net investment income (a)                        0.02            0.05             0.05             0.05

   Net realized and unrealized gains
        (losses) on investments                    (1.01)           0.96             1.22             2.35

   Provision for federal income tax                 --              --               --               --
                                                  ------          ------           ------           ------
Total from Investment Operations                   (0.99)           1.01             1.27             2.40
                                                  ------          ------           ------           ------
Less Distributions from:

   Net investment income                           (0.31)          (0.06)           (0.05)           (0.05)

   Realized capital gains                          (0.33)          (1.36)           (1.34)           (1.35)
                                                  ------          ------           ------           ------
   Returns of capital                               --              --               --              --

Total Distributions                                (0.64)          (1.42)           (1.39)           (1.40)
                                                  ------          ------           ------           ------
Change due to rights offering (c)                   --             --               --               (0.10)

Impact of shares issued in dividend
    reinvestment (d)                                --             --               (0.08)            --
                                                  ------          ------           ------           ------
Total Distributions, Reinvestments
    and Rights Offering                            (0.64)          (1.42)           (1.47)           (1.50)
                                                  ------          ------           ------           ------
Net asset value at end of period                  $11.98          $13.61           $14.02           $14.22
                                                  ======          ======           ======           ======
Market price at end of period                     $13.10          $12.375          $11.063          $12.938
                                                  ======          ======           ======           ======

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (e)

Based on net asset value                          (7.2)%(f)          8.8%           10.2%            19.8%

Based on market price                             11.6%(f)          25.4%           (4.4)%            9.1%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)            $1,235          $1,376          $1,396           $1,351

Ratio of expenses to average net assets          1.02%(g)          0.96%            0.97%           1.00%

Ratio of net investment income to
    average net assets                           0.28%(g)          0.37%            0.37%           0.39%

Portfolio turnover rate                            38%(f)            83%             90%              76%

(a) Calculated using average shares outstanding during the period.
(b) Before provision for federal income tax.
(c) Effect of All-Star's rights offerings for shares at a price below net asset value.
(d) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

                          See Notes to Financial Statements .

                                                                               YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------------------------------
                                                1997      1996          1995        1994        1993       1992       1991
Net asset value at beginning of year           $11.95    $11.03       $9.26       $10.40      $10.78     $11.20      $8.92
                                               ------    ------      ------       ------      ------     ------     ------
Income from Investment Operations:

   Net investment income (a)                     0.05      0.08        0.10         0.11        0.12       0.16       0.17

   Net realized and unrealized gains
        (losses) on investments                  3.01(b)   2.15(b)     2.71        (0.20)       0.78(b)    0.54       3.13

   Provision for federal income tax             (0.36)    (0.13)       --            --        (0.18)      --         --
                                               ------    ------      ------       ------      ------     ------     ------
Total from Investment Operations                 2.70      2.10        2.81        (0.09)       0.72       0.70       3.30
                                               ------    ------      ------       ------      ------     ------     ------
Less Distributions from:

   Net investment income                        (0.05)    (0.08)      (0.10)       (0.12)      (0.12)     (0.18)     (0.15)

   Realized capital gains                       (1.28)    (1.10)      (0.94)       (0.52)      (0.58)     (0.66)     (0.87)
                                               ------    ------      ------       ------      ------     ------     ------
   Returns of capital                            --        --          --          (0.36)      (0.37)     (0.23)       --

Total Distributions                             (1.33)    (1.18)      (1.04)       (1.00)      (1.07)     (1.07)     (1.02)
                                               ------    ------      ------       ------      ------     ------     ------
Change due to rights offering (c)                --        --          --          (0.05)      (0.03)     (0.05)       --

Impact of shares issued in dividend
    reinvestment (d)                             --        --          --           --          --         --          --
                                               ------    ------      ------       ------      ------     ------     ------
Total Distributions, Reinvestments
    and Rights Offering                         (1.33)    (1.18)       --           --          --         --          --
                                               ------    ------      ------       ------      ------     ------     ------
Net asset value at end of period               $13.32    $11.95      $11.03        $9.26      $10.40     $10.78     $11.20
                                               ======    ======      ======       ======      ======     ======     ======
Market price at end of period                  $13.313   $11.250     $10.875       $8.500     $11.125    $11.125    $10.750
                                               ======    ======      ======       ======      ======     ======     ======

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (e)

Based on net asset value                       26.6%     21.7%        31.8%        (0.8%)     8.8%        6.9%       39.3%

Based on market price                          34.4%     16.2%        41.4%       (14.9%)    12.7%       14.9%       53.9%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)        $1,150     $988         $872         $710       $725       $665        $601

Ratio of expenses to average net assets        1.01%     1.03%         1.06%       1.07%       1.08%      1.08%      1.16%

Ratio of net investment income to
    average net assets                         0.38%     0.73%         0.92%       1.16%       1.08%      1.44%      1.66%

Portfolio turnover rate                          99%       70%           54%         44%        72%        57%         72%

(e) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.
(f) Not annualized.
(g) Annualized.


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS June 30, 2001 (Unaudited)


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

     Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

     The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

NOTE 3. CAPITAL TRANSACTIONS

During the six months ended June 30, 2001 and the year ended December 31, 2000, distributions in the amount of $23,900,282 and $19,294,351 respectively, were paid in newly issued shares valued at the lesser of market value or net asset value, but not less than 95% of market value, resulting in the issuance of 1,963,610 and 1,535,869 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS

Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 2001 were $477,410,014 and $499,465,313, respectively.

     The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

     Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications are excluded from the per share amount in the Financial Highlights.

2001 ANNUAL MEETING OF SHAREHOLDERS

     Liberty All-Star Equity Fund's 2001 Annual Meeting of Shareholders was held on April 18, 2001. At the meeting Messrs. Richard W. Lowry and John J. Neuhauser were reelected as Trustees of the class whose term expires with the Annual Meeting in 2004, and Mr. Joseph R. Palombo was elected for the first time as Trustee of the class whose term expires with the Annual Meeting in 2002. Messrs. Robert J. Birnbaum, James E. Grinnell, and William E. Mayer continue in office as trustees.

     In addition, shareholders approved the Fund's new Portfolio Management Agreement with Mastrapasqua & Associates, Inc. and ratified the Board of Trustees' selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001. The number of votes cast for and against and the number of abstentions on these matters were as follows:

1.  APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH MASTRAPASQUA & ASSOCIATES,
    INC.

    FOR:             81,539,847

    AGAINST:            636,947

    ABSTAIN:            975,499

2.  RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR
    2001.

    FOR:             82,134,015

    AGAINST:            448,647

    ABSTAIN:            569,631


DIVIDEND REINVESTMENT PLAN

Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of dividends. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to
4.963 shares as of June 30, 2001, with a total net asset value of $59.46. Participants are kept apprised of the status of their account through quarterly statements.

     For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 6 PM Eastern time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.

[ALL-STAR EQUITY FUND(SM) LOGO]

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
617-722-6036
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
JP Morgan Chase and Company
270 Park Avenue
New York, New York 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

TRUSTEES
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*
Joseph R. Palombo

OFFICERS
Joseph R. Palombo, Chairman of the Board of Trustees
William R. Parmentier, Jr., President and Chief Executive Officer
Kevin M. Carome, Executive Vice President
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
J. Kevin Connaughton, Treasurer
William J. Ballou, Secretary

* Member of the audit committee.
[USA LISTED NYSE LOGO]
  USA
LISTED
 NYSE

[ALL-STAR EQUITY FUND(TM) LOGO]


Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214

[USA LISTED NYSE LOGO]
  USA
LISTED
 NYSE

[CLOSED-END FUND ASSOCIATION, INC. LOGO]
A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM